Employee Benefit Plans	6 Months Ended
Dec. 31, 2025
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 11 — EMPLOYEE BENEFIT PLANS

HK SAR

The Group has a defined contribution pension scheme for its qualifying employees. The scheme assets are held under a provident fund managed by an independent fund manager. The Company and its employees are each required to make contributions to the scheme calculated at 5% of the employees’ basic salaries on monthly basis.

Singapore

The Group provides employee benefits to its Singapore-based employees under the Central Provident Fund (CPF), a compulsory savings plan for Singapore residents. The subsidiary and its employees are required to make monthly contributions to the CPF at rates prescribed by Singapore law. Contribution rates vary depending on the employee’s age and wages, with both employer and employee contributions calculated as a percentage of the employee’s monthly wages.